Short-Term Debt	6 Months Ended
Jun. 30, 2026
Short-Term Debt [Abstract]
Short-Term Debt
Note 8: Short-Term Debt
Liquidity needs for capital investment, working capital and other financial commitments are generally funded through cash flows from operations, public and private debt offerings, issuances of commercial paper and equity and, if and to the extent necessary, borrowings under the AWCC revolving credit facility. AWCC maintains an unsecured revolving credit facility which provides $2.75 billion in aggregate total commitments from a diversified group of financial institutions. The termination date of the credit agreement with respect to AWCC’s revolving credit facility is October 26, 2029. The revolving credit facility is used principally to support AWCC’s commercial paper program, to provide additional liquidity support and to provide a sub-limit
for the issuance of up to $150 million in letters of credit. Subject to satisfying certain conditions, the credit agreement permits AWCC to increase the maximum commitment under the facility by up to an aggregate of $500 million.
Short-term debt consists of commercial paper borrowings totaling $1,500 million and $1,590 million as of June 30, 2026, and December 31, 2025, respectively, or net of discount $1,499 million and $1,588 million as of June 30, 2026, and December 31, 2025, respectively. The weighted-average interest rate on AWCC’s outstanding short-term borrowings was approximately 3.99% and 3.89% as of June 30, 2026, and December 31, 2025, respectively. As of June 30, 2026, and December 31, 2025, AWCC had no outstanding borrowings under the revolving credit facility and there were no commercial paper borrowings outstanding with maturities greater than three months.
Presented in the tables below are the aggregate credit facility commitment, commercial paper limit and letter of credit availability under the revolving credit facility, as well as the available capacity for each:

	As of June 30, 2026
	Commercial Paper Limit	Letters of Credit	Total (a)
Total availability	$2,600	$150	$2,750
Outstanding debt	(1,500)	(78)	(1,578)

Remaining availability as of June 30, 2026	$1,100	$72	$1,172

(a)	Total remaining availability of $1.2 billion as of June 30, 2026, was accessible through revolver draws.

	As of December 31, 2025
	Commercial Paper Limit	Letters of Credit	Total (a)
Total availability	$2,600	$150	$2,750
Outstanding debt	(1,590)	(84)	(1,674)

Remaining availability as of December 31, 2025	$1,010	$66	$1,076

(a)	Total remaining availability of $1.1 billion as of December 31, 2025, was accessible through revolver draws.
Presented in the table below is the Company’s total available liquidity as of June 30, 2026, and December 31, 2025, respectively:

	Cash and Cash Equivalents	Availability on Revolving Credit Facility	Total Available Liquidity
Available liquidity as of June 30, 2026	$191	$1,172	$1,363
Available liquidity as of December 31, 2025	$98	$1,076	$1,174